National Advantage Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated June 07, 2010

to the Prospectus Dated May 1, 2010

This supplement will alter the prospectus listed above in the following manner:

The Three-Year and Five-Year Surrender Charge Riders are no longer available for sale. Generally, all information provided throughout the prospectus on the Three-Year Surrender Charge Rider and Five-Year Surrender Charge Rider applies only to contracts issued on or before June 14, 2010.  In addition, in certain circumstances these riders might be available with respect to applications received by Us, in good order by 3:00 p.m. CST on June 14, 2010.

Under section “FEE TABLE” subsection “Periodic Charges Other Than Portfolio Expenses” starting on page 14, add at the end of the following as a footnote:

Three-Year Surrender Charge Rider Charge6

Five-Year Surrender Charge Rider Charge6

6This rider is no longer available for purchase as of June 15, 2010.

Under section “OPTIONAL RIDERS” subsection “Surrender Charge Rider” starting on page 48, add at the end of the following Three-Year Surrender Charge Rider and Five-Year Surrender Charge Rider:

This rider is no longer available for purchase as of June 15, 2010.

Under section “CHARGES, FEES AND DEDUCTIONS” subsection “OPTIONAL RIDER CHARGES” starting on page 71, add at the end of the following bullets:

  Three-Year Surrender Charge Rider
  Five-Year Surrender Charge Rider

This rider is no longer available for purchase as of June 15, 2010.

Please retain this supplement for future reference.